SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  April 30, 2003




                  INTEGRATED DEFENSE TECHNOLOGIES, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


      Delaware                  001-31235                   13-4027646
 ------------------           ------------             -------------------
 (State or other              (Commission               (I.R.S. Employer
   jurisdiction               File Number)             Identification No.)
  of incorporation)


             110 Wynn Drive
           Huntsville, Alabama                               35805
 ----------------------------------------                  ----------
 (Address of Principal Executive Offices)                  (Zip Code)


   Registrant's telephone number, including area code      (256) 895-2000



                              No Change
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)



Item 7. Financial Statements and Exhibits


        (c) Exhibits


	    99.1  Press release dated April 30, 2003



Item 9. Regulation FD Disclosure


   	On April 30, 2003, Integrated Defense Technologies, Inc. announced its financial results for the quarter ended March 28, 2003. The press release is attached as Exhibit 99.1.

	In accordance with the interim guidance contained in SEC Release No. 33-8216, the information in this Form 8-K and the attached Exhibit hereto is being furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition" under "Item 9. Regulation FD Disclosure."

	This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act.



                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					INTEGRATED DEFENSE TECHNOLOGIES, INC.


Date:  April 30, 2003     		By:/s/ John W. Wilhoite
					-------------------------------
                         		Name:  John W. Wilhoite
                         		Title: Vice President of Finance and
					       Chief Financial Officer